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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 12, 2001
                                                          --------------


                                  Sepracor Inc.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
               --------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-19410                                     22-2536587
 --------------------------------          -------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)


111 Locke Drive
Marlborough, Massachusetts                                         01757
-----------------------------------------                         ------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (508) 481-6700
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
    -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

On March 12, 2001, Sepracor Inc. issued a press release announcing that it has submitted a New Drug Application to the U.S. Food and Drug Administration seeking clearance to market Soltara(TM) brand norastemizole for the treatment of allergic rhinitis. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.
                  --------

         See Exhibit Index attached hereto.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2001                    SEPRACOR INC.


                                         By: /s/ Robert F. Scumaci
                                            ----------------------------------
                                             Robert F. Scumaci
                                             Executive Vice President, Finance
                                             and Administration





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                                  EXHIBIT INDEX

Exhibit
Number                              Description
-------                             -----------
 99.1                      Press Release dated March 12, 2001.








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